1

First Quarter FY 2010 Supplemental of Monmouth Real Estate Investment Corp.

MREIC

Supplemental Information

December 31, 2009








MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Juniper Business Plaza
3499 Route 9 North, Suite 3-C
Freehold, NJ 07728

MREIC

Table of Contents

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, net operating income, EBITDA, funds available for distribution and net operating income, which are REIT industry financial measures that are not calculated in accordance with generally accepted accounting principles. Please see page 16 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company's filings with the SEC on Form 10-Q.

Consolidated Balance Sheets

ASSETS	December 31, 2009 (unaudited)	September 30, 2009
Real Estate Investments:		
Land	$73,480,817	$70,530,817
Buildings, Improvements and Equipment, net of Accumulated Depreciation of ----$51,532,548 and ---$49,298,190, respectively	293,033,478	275,349,764
Total Real Estate Investments	**366,514,295**	**345,880,581**
Real Estate Held for Sale, net of Accumulated Depreciation	2,724,261	2,724,261
Cash and Cash Equivalents	8,789,363	6,080,888
Securities Available for Sale at Fair Value	26,740,087	27,824,665
Tenant and Other Receivables	900,501	586,917
Deferred Rent Receivable	1,200,622	1,202,420
Loans Receivable, net	348,033	391,692
Prepaid Expenses	1,161,102	590,265
Financing Costs, net of Accumulated Amortization of $1,420,045 and $1,333,133, respectively	2,527,647	2,317,679
Lease Costs, net of Accumulated Amortization of $405,657 and $361,486, respectively	963,663	858,368
Intangible Assets, net of Accumulated Amortization of $3,710,237 and $3,561,925, respectively	5,937,702	6,200,014
Other Assets	486,856	336,687
TOTAL ASSETS	**$418,294,132**	**$394,994,437**
LIABILITIES AND SHAREHOLDERS' EQUITY		
Liabilities:		
Mortgage Notes Payable	$204,461,274	$192,050,283
Subordinated Convertible Debentures	13,990,000	13,990,000
Loans Payable	16,666,516	19,063,750
Accounts Payable and Accrued Expenses	2,962,318	2,083,542
Other Liabilities	2,611,007	2,915,712
Total Liabilities	**240,691,115**	**230,103,287**
Shareholders' Equity:		
Series A – 7.625% Cumulative Redeemable Preferred Stock, $33,062,500 liquidation value, 1,322,500 Shares Authorized; 1,322,500 Shares Issued and Outstanding	$33,062,500	$33,062,500
Common Stock – $.01 Par Value, 35,000,000 Shares Authorized; 28,155,682 and 25,788,779 Shares Issued and 28,150,682 and 25,783,779 Shares Outstanding, respectively	281,557	257,888
Excess Stock – $.01 Par Value, 5,000,000 Shares Authorized; No Shares Issued or Outstanding	-	-
Additional Paid – In Capital	137,947,603	125,606,953
Treasury Stock at Cost (5,000 shares)	(24,905)	(24,905)
Accumulated Other Comprehensive Gain (Loss)	4,188,420	3,796,831
Loans to Officers, Directors and Key Employees	(1,201,563)	(1,201,563)
Undistributed Income	-	-
Total MREIC'S Shareholders' Equity	**174,253,612**	**161,497,704**
Noncontrolling Interest	3,349,405	3,393,446
Total Shareholders' Equity	**177,603,017**	**164,891,150**
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	**$418,294,132**	**$394,994,437**

Consolidated Statements of Operations

(unaudited)

	Three Months Ended		
	12/31/2009	12/31/2008	% Change
INCOME:			
Rental and Reimbursement Revenue	$10,689,383	$10,282,378	4.0%
EXPENSES:			
Real Estate Taxes	1,625,778	1,555,182	4.5%
Operating Expenses	424,150	390,414	8.6%
General & Administrative Expense	913,964	659,341	38.6%
Depreciation & Amortization	2,617,600	2,507,800	4.4%
TOTAL EXPENSES	**5,581,492**	**5,112,737**	**9.2%**
OTHER INCOME (EXPENSE):			
Interest and Dividend Income	632,422	659,491	(4.1%)
Gain (Loss) on Securities Transactions, net	329,238	(3,245,198)	nm
Interest Expense	(3,574,638)	(3,589,399)	nm
TOTAL OTHER INCOME (EXPENSE)	**(2,612,978)**	**(6,175,106)**	**nm**
INCOME (LOSS) FROM CONTINUING OPERATIONS	**2,494,913**	**(1,005,465)**	**nm**
DISCONTINUED OPERATIONS:			
Income from Property Held for Sale	32,838	40,337	(18.6%)
NET INCOME (LOSS)	**2,527,751**	**(965,128)**	**nm**
Less: Net Income Attributable to Noncontrolling Interests	53,477	28,912	85.0%
NET INCOME (LOSS) ATTRIBUTABLE TO MREIC SHAREHOLDERS	**2,474,274**	**(994,040)**	**nm**
Less: Preferred Dividend	630,304	630,304	-
NET INCOME (LOSS) APPLICABLE TO MREIC COMMON SHAREHOLDERS	**$1,843,970**	**$(1,624,344)**	**nm**

FFO and FAD Reconciliation

(unaudited)

	Three Months Ended	
	12/31/2009	12/31/2008
Revenues		
Rental and Reimbursement Revenue	$10,689,383	$10,282,378
Interest and Dividend Income	632,422	659,491
Total Revenue	11,321,805	10,941,869
Expenses		
Real Estate Taxes	1,625,778	1,555,182
Operating Expenses	424,150	390,414
Total Expenses	2,049,928	1,945,596
Net Operating Income from Discontinued Operations	71,499	74,351
Net Operating Income	**9,343,376**	**9,070,624**
General & Administrative Expense	913,964	659,341
EBITDA	**8,429,412**	**8,411,283**
Interest Expense (includes Discontinued Operations)	(3,605,784)	(3,589,399)
Gain (Loss) on Securities Transactions, net	329,238	(3,245,198)
Income Attributable to the Noncontrolling Interest	(53,477)	(28,912)
Preferred Dividend	(630,304)	(630,304)
Amortization Expense from Discontinued Operations	(7,515)	(22,455)
Other Non-Real Estate Amortization	(129,317)	(93,319)
Funds From Operations - FFO	**4,332,253**	**801,696**
Depreciation Expense	(2,234,358)	(2,105,562)
Depreciation Expense - Discontinued Operations	-	(11,559)
Amortization of In-Place Lease Intangible Assets	(253,925)	(308,919)
Net Income (Loss) Applicable to MREIC Common Shareholders	**1,843,970**	**(1,624,344)**
Funds From Operations - FFO	**4,332,253**	**801,696**
(Gain) Loss on Securities Transactions, net	(329,238)	3,245,198
Amortization Expense from Discontinued Operations	7,515	22,455
Other Non-Real Estate Amortization	129,317	93,319
Straight-lined Rents	(1,798)	(13,870)
Capital Expenditures	(218,072)	(510,828)
Funds Available for Distribution - FAD	**3,919,977**	**3,637,970**
EBITDA	**8,429,412**	**8,411,283**
Interest Expense	(3,574,638)	(3,589,399)
Interest Expense from Discontinued Operations	(31,146)	-
Income Attributable to the Noncontrolling Interest	(53,477)	(28,912)
Preferred Dividend	(630,304)	(630,304)
Straight-lined Rents	(1,798)	(13,870)
Capital Expenditures	(218,072)	(510,828)
Funds Available for Distribution - FAD	**$3,919,977**	**$3,637,970**

Financial Highlights

(unaudited)

	Three Months Ended	
	12/31/2009	12/31/2008
Weighted Average Shares Outstanding		
Basic	27,388,237	24,610,934
Diluted	27,389,439	24,619,446
Net Income (Loss) Applicable to MREIC Common Shareholders	$1,843,970	$(1,624,344)
Basic	$0.07	$(0.07)
Diluted	0.07	(0.07)
Funds From Operations - FFO	$4,332,253	$801,696
Basic	$0.16	$0.03
Diluted	0.16	0.03
FFO Excluding Gains/(Losses) on Securities Transactions, net	$4,003,015	$4,046,894
Basic	$0.15	$0.16
Diluted	0.15	0.16
Funds Available for Distribution - FAD	$3,919,977	$3,637,970
Basic	$0.14	$0.15
Diluted	0.14	0.15

Consolidated Statements of Cash Flows

(unaudited)

	Three Months Ended	
	12/31/2009	12/31/2008
CASH FLOWS FROM OPERATING ACTIVITIES		
Net Income (Loss) Attributable to MREIC shareholders	$2,474,274	$(994,040)
Noncash Items Included in Net Income or Loss:		
Net Income Attributable to Noncontrolling Interests	53,477	28,912
Depreciation	2,234,358	2,117,121
Amortization	404,395	442,630
Stock Compensation Expense	-	28,188
(Gain) Loss on Securities Transactions, net	(329,238)	3,245,198
Changes In:		
Tenant, Deferred Rent and Other Receivables	(311,786)	748,971
Prepaid Expenses	(570,837)	(814,419)
Other Assets and Lease Costs	(299,635)	(157,306)
Accounts Payable, Accrued Expenses and Other Liabilities	574,071	296,712
NET CASH PROVIDED BY OPERATING ACTIVITIES	4,229,079	4,941,967
CASH FLOWS FROM INVESTING ACTIVITIES		
Purchase of Real Estate and Intangible Assets	(22,650,000)	-
Capital Improvements & Purchases of Equipment	(218,072)	(1,290,771)
Increase in Construction in Progress	-	(347,531)
Collections on Loans Receivable	43,659	14,751
Proceeds from Sale of Securities Available for Sale	3,567,109	119,472
Purchase of Securities Available for Sale	(1,761,704)	(1,408,222)
NET CASH USED IN INVESTING ACTIVITIES	(21,019,008)	(2,912,301)
CASH FLOWS FROM FINANCING ACTIVITIES		
Net (Payments) Proceeds on Loans Payable	(2,397,234)	4,518,538
Repurchase of Subordinated Convertible Debentures	-	(1,000,000)
Proceeds from Mortgages	15,400,000	-
Principal Payments on Mortgages	(2,989,009)	(2,718,952)
Financing Costs on Debt	(307,880)	(19,880)
Net Distributions to Noncontrolling Interests	(97,518)	(82,161)
Proceeds from the Exercise of Stock Options	165,060	-
Proceeds from Registered Direct Placement of Common Stock, net of offering costs	10,430,408	-
Proceeds from Issuance of Common Stock, net of reinvestments	2,936,256	174,015
Preferred Dividends Paid	(630,304)	(630,304)
Common Stock Distributions Paid, net of reinvestments	(3,011,375)	(2,597,495)
NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	19,498,404	(2,356,239)
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,708,475	(326,573)
CASH AND CASH EQUIVALENTS		
BEGINNING OF PERIOD	6,080,888	5,348,262
END OF PERIOD	$8,789,363	$5,021,689

Capital Structure and Leverage Ratios

(unaudited)

	12/31/2009	12/31/2008
Mortgage Notes Payable	$204,461,274	$189,228,680
Loans Payable	16,666,516	19,069,485
Subordinated Convertible Debentures	13,990,000	13,990,000
Total Debt	235,117,790	222,288,165
Noncontrolling Interest	3,349,405	3,565,907
Series A - 7.625% Cumul. Redeemable Preferred	33,062,500	33,062,500
Common Stock, Paid-in-Capital & Other	141,191,112	119,786,908
Total Shareholders' Equity	174,253,612	152,849,408
Total Book Capitalization	412,720,807	378,703,480
Accumulated Depreciation	51,532,548	49,298,190
Total Undepreciated Book Capitalization	**$464,253,355**	**$428,001,670**
Shares Outstanding at 12/31	28,150,682	24,765,363
Market Price Per Share at 12/31	$7.43	$7.00
Equity Market Capitalization	$209,159,567	$173,357,541
Total Debt	235,117,790	222,288,165
Noncontrolling Interest	3,349,405	3,565,907
Preferred	33,062,500	33,062,500
Total Market Capitalization	**$480,689,262**	**$432,274,113**
Total Debt	$235,117,790	$222,288,165
less: Cash and Cash Equivalents	8,789,363	5,021,689
Net Debt	**$226,328,427**	**$217,266,476**
Net Debt / Undepreciated Book Capitalization	48.8%	50.8%
Net Debt / Total Market Capitalization	47.1%	50.3%
Net Debt + Preferred / Total Market Capitalization	54.0%	57.9%

	Three Months Ended (unaudited)	
	12/31/2009	**12/31/2008**
Net Income (Loss)	$2,527,751	$(965,128)
plus: Depreciation & Amortization	2,617,600	2,507,800
plus: Depreciation & Amortization from Discontinued Operations	7,515	34,014
plus: Interest Expense (includes Discontinued Operations)	3,605,784	3,589,399
less: (Gain)Loss On Securities Transactions, net	(329,238)	3,245,198
EBITDA	**$8,429,412**	**$8,411,283**
Interest Expense (includes Discontinued Operations)	$3,605,784	$3,589,399
Preferred Dividend	630,304	630,304
Total Fixed Charges	**$4,236,088**	**$4,219,703**
Interest Coverage	**2.3 x**	**2.3 x**
Fixed Charge Coverage	**2.0 x**	**2.0 x**
Total Debt	$235,117,790	$222,288,165
Annualized EBITDA	33,717,648	33,645,132
Total Debt / EBITDA	**7.0 x**	**6.6 x**

Debt Maturity

(unaudited)

FY Year	Mortgages [1]	Convertible Debentures	Loans Payable [2]	Total [1] [2]	% of Total
2010	$9,940,917	-	-	$9,940,917	4.3%
2011	15,795,887	-	-	15,795,887	6.8%
2012	18,610,298	-	-	18,610,298	8.0%
2013	31,206,023	-	$15,000,000	46,206,023	19.8%
2014	12,617,830	$3,770,000	-	16,387,830	7.0%
2015	23,372,909	10,220,000	-	33,592,909	14.4%
2016	25,869,912	-	-	25,869,912	11.1%
2017	32,826,441	-	-	32,826,441	14.1%
2018	22,520,686	-	-	22,520,686	9.6%
2019	7,540,752	-	-	7,540,752	3.2%
2020	1,768,314	-	-	1,768,314	0.8%
2021	1,436,375	-	-	1,436,375	0.6%
2022	954,930	-	-	954,930	0.4%
Total as of 12/31/09	**$204,461,274**	**$13,990,000**	**$15,000,000**	**$233,451,273**	**100.0%**

Property Table by Tenant

(unaudited)

Tenant	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq. Ft. Occup.	Undepreciated Cost	Mortgage Balance
FedEx	33	3,280,276	49.2%	$21,184,000	58.1%	$6.46	$246,831,437	$125,354,248
Mead Corporation	1	388,671	5.8%	1,204,000	3.3%	3.10	12,553,964	4,946,329
Coca Cola / Western Container	2	328,211	4.9%	1,580,000	4.3%	4.81	18,328,746	9,821,097
Norton McNaughton of Squire, Inc.	1	306,000	4.6%	1,301,000	3.6%	4.25	12,972,474	7,432,027
Kellogg Company	4	238,664	3.6%	1,505,000	4.1%	6.31	17,350,980	7,846,661
Caterpillar Logistics Services, Inc.	1	217,970	3.3%	1,169,000	3.2%	5.36	14,868,857	9,105,224
Anheuser-Busch, Inc.	1	184,800	2.8%	1,147,000	3.1%	6.21	12,386,675	5,571,162
Carlisle Tire & Wheel Company	1	179,280	2.7%	675,000	1.9%	3.77	7,020,401	3,140,616
Home Depot USA, Inc.	1	171,200	2.6%	875,000	2.4%	5.11	11,225,683	5,637,809
HD Supply, Inc.	1	160,000	2.4%	594,000	1.6%	3.71	5,481,022	2,419,835
Maidenform, Inc.	1	148,000	2.2%	396,000	1.1%	2.68	4,859,862	3,550,000
Pittsburgh Glass Works	1	102,135	1.5%	449,000	1.2%	4.40	3,833,775	-
National Oilwell	1	91,295	1.4%	721,000	2.0%	7.90	8,050,000	5,400,000
Joseph T. Ryerson	1	89,052	1.3%	614,000	1.7%	6.89	6,809,488	3,110,549
DHL	1	83,000	1.2%	606,000	1.7%	7.30	6,670,298	4,231,339
Carrier Sales	1	60,000	0.9%	396,000	1.1%	6.60	4,356,500	-
Macy's East, Inc.	1	59,400	0.9%	451,000	1.2%	7.59	4,839,501	2,621,782
MagiKitch'n	1	37,660	0.6%	286,000	0.8%	7.59	2,820,000	2,437,500
Keystone Automotive	1	36,150	0.5%	129,000	0.4%	3.57	2,164,515	-
Graybar Electric Company	1	26,340	0.4%	109,000	0.3%	4.14	1,728,404	-
Sherwin-Williams Company	1	12,477	0.2%	161,000	0.4%	12.90	1,556,745	335,012
Various	2	334,247	5.0%	920,000	2.5%	4.35	4,640,834	-
Vacant	2	138,760	2.1%	-	-	-	9,438,212	1,500,084
Total as of 12/31/09	**61**	**6,673,588**	**100.0%**	**$36,472,000**	**100.0%**	**$5.69**	**$420,788,373**	**$204,461,274**
Acquisition Subsequent to 12/31/09								
Carrier Sales	1	184,317	-	1,518,000	-	8.24	17,900,000	11,700,000
Pro Forma Total	**62**	**6,857,905**	-	**$37,990,000**	-	**$5.76**	**$438,688,373**	**$216,161,274**

Property Table by State

(unaudited)

State	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq. Ft. Occup.	Undepreciated Cost	Mortgage Balance
Florida	9	786,188	11.8%	$5,257,000	14.4%	$6.69	$66,139,619	$41,208,928
Missouri	4	654,073	9.8%	2,021,000	5.5%	3.64	28,358,525	9,488,043
Illinois	6	654,029	9.8%	4,679,000	12.8%	7.15	55,397,782	21,408,831
Tennessee	2	517,675	7.8%	1,651,000	4.5%	3.19	19,375,776	12,757,475
North Carolina	4	455,067	6.8%	1,627,000	4.5%	3.93	19,187,602	9,613,748
South Carolina	2	397,776	6.0%	1,976,000	5.4%	4.97	20,579,036	10,090,499
Pennsylvania	2	329,134	4.9%	743,000	2.0%	3.60	6,103,337	2,437,500
Georgia	3	307,660	4.6%	1,764,000	4.8%	5.73	21,970,793	12,164,005
Virginia	4	305,770	4.6%	2,047,000	5.6%	6.69	22,642,568	8,219,407
Arizona	1	288,211	4.3%	1,248,000	3.4%	4.33	14,649,000	7,183,908
Ohio	3	267,903	4.0%	1,600,000	4.4%	5.97	19,144,868	12,098,433
Michigan	2	265,371	4.0%	1,735,000	4.8%	6.54	20,880,250	12,443,062
Kansas	2	219,280	3.3%	1,007,000	2.8%	4.59	10,700,147	5,777,805
Texas	2	183,149	2.7%	1,389,000	3.8%	7.58	14,652,669	10,696,405
New York	2	155,381	2.3%	1,315,000	3.6%	8.46	14,498,822	1,983,870
Maryland	1	149,384	2.2%	1,426,000	3.9%	9.55	14,375,829	9,289,242
Wisconsin	1	139,564	2.1%	901,000	2.5%	6.46	9,355,200	2,426,648
Colorado	2	138,235	2.1%	1,208,000	3.3%	8.74	13,537,456	5,645,696
New Jersey	2	102,173	1.5%	914,000	2.5%	8.95	6,196,998	2,621,782
Nebraska	1	88,140	1.3%	535,000	1.5%	6.07	5,681,712	1,548,835
Mississippi	2	62,340	0.9%	249,000	0.7%	3.99	3,206,404	-
Minnesota	1	59,425	0.9%	433,000	1.2%	7.29	5,157,126	2,045,880
Alabama	1	56,698	0.8%	278,000	0.8%	4.90	3,466,918	1,917,309
Connecticut	1	54,812	0.8%	340,000	0.9%	6.20	3,376,486	1,393,963
Iowa	1	36,150	0.5%	129,000	0.4%	3.57	2,164,515	-
Total as of 12/31/09	**61**	**6,673,588**	**100.0%**	**$36,472,000**	**100.0%**	**$5.69**	**$420,799,438**	**$204,461,274**
Acquisition Subsequent to 12/31/09								
Texas	1	184,317	-	1,518,000	-	8.24	17,900,000	11,700,000
Pro Forma Total	**62**	**6,857,905**	**-**	**$37,990,000**	**-**	**$5.76**	**$438,699,438**	**$216,161,274**

Lease Expirations

(unaudited)

Year	Property Count	Square Footage	% of Total Sq. Ft.	Annual Rent	% of Total Ann. Rent	Rent Per Sq. Ft. Occup.	Lease Exp. Term	Undepreciated Cost	Mortgage Balance
2010	1	49,900	0.7%	$368,000	1.0%	$7.37	0.7 Yrs	$4,019,200	$1,137,508
2011	10	906,349	13.6%	5,194,000	14.2%	5.73	1.6 Yrs	55,302,852	21,932,693
2012	9	1,000,948	15.0%	4,427,000	12.1%	4.42	2.6 Yrs	50,328,717	25,357,665
2013	4	372,441	5.6%	2,065,000	5.7%	5.54	3.6 Yrs	22,701,465	11,792,555
2014	5	277,445	4.2%	1,707,000	4.7%	6.15	4.6 Yrs	18,937,734	7,724,663
2015	5	995,385	14.9%	4,334,000	11.9%	4.35	5.5 Yrs	46,174,790	25,750,070
2016	4	469,556	7.0%	3,159,000	8.7%	6.73	6.9 Yrs	40,241,980	25,128,978
2017	8	806,509	12.1%	5,719,000	15.7%	7.09	7.5 Yrs	71,639,100	34,177,326
2018	5	438,753	6.6%	3,762,000	10.3%	8.57	8.6 Yrs	40,840,840	19,527,191
2019	4	752,000	11.3%	3,764,000	10.3%	5.01	9.4 Yrs	44,792,903	22,395,352
2021	1	40,000	0.6%	332,000	0.9%	8.30	11.8 Yrs	3,679,746	2,637,189
2022	1	91,295	1.4%	721,000	2.0%	7.90	12.8 Yrs	8,050,000	5,400,000
Various	2	334,247	5.0%	920,000	2.5%	4.35	-	4,640,834	-
Vacant	2	138,760	2.1%	-	-	na	-	9,438,212	1,500,084
Total as of 12/31/09	**61**	**6,673,588**	**100.0%**	**$36,472,000**	**100.0%**	**$5.69**	**5.2 Yrs**	**$420,788,373**	**$204,461,274**
Acquisition Subsequent to 12/31/09									
2019	1	184,317	-	1,518,000	-	8.24	9.0 Yrs	17,900,000	11,700,000
Pro Forma Total	**62**	**6,857,905**	-	**$37,990,000**	-	**$5.76**	**5.3 Yrs**	**$438,688,373**	**$216,161,274**

Property Table

(unaudited)

No	Tenant	City	State	Fiscal Year Acquisition	Occup.	Square Footage	Annual Rent	Rent Per Sq. Ft. Occup.	Lease Exp. Term	Undepreciated Cost	Mortgage Balance
1	FedEx	Memphis	TN	2009	100.0%	449,900	$1,281,000	$2.85	9.4 Yrs	$14,600,000	$9,926,513
2	Mead Corporation	St. Joseph	MO	2001	100.0%	388,671	1,204,000	3.10	5.9 Yrs	12,553,964	4,946,329
3	Norton McNaughton of Squire, Inc.	Hanahan	SC	2005	100.0%	306,000	1,301,000	4.25	5.3 Yrs	12,972,474	7,432,027
4	Various	Monaca	PA	1997	58.0%	291,474	457,000	2.71	na	3,283,337	-
5	Western Container Corp	Tolleson	AZ	2003	100.0%	288,211	1,248,000	4.33	2.3 Yrs	14,649,000	7,183,908
6	Caterpillar Logistics Services, Inc.	Griffin	GA	2006	100.0%	217,970	1,169,000	5.36	6.9 Yrs	14,868,857	9,105,224
7	Fedex Ground Package System. Inc	Orion	MI	2007	100.0%	193,371	1,285,000	6.65	7.5 Yrs	16,683,289	11,484,312
8	Anheuser-Busch, Inc.	Granite City	IL	2001	100.0%	184,800	1,147,000	6.21	1.4 Yrs	12,386,675	5,571,162
9	Carlisle Tire & Wheel Company	Edwardsville	KS	2003	100.0%	179,280	675,000	3.77	2.4 Yrs	7,020,401	3,140,616
10	Home Depot USA, Inc.	Montgomery	IL	2007	100.0%	171,200	875,000	5.11	5.5 Yrs	11,225,683	5,637,809
11	Fedex Ground Package System. Inc	Tampa	FL	2004	100.0%	170,779	1,412,000	8.27	9.1 Yrs	17,660,003	10,484,969
12	HD Supply, Inc.	Monroe	NC	2001	100.0%	160,000	594,000	3.71	1.8 Yrs	5,481,022	2,419,835
13	Fedex Ground Package System. Inc	Beltsville	MD	2001	100.0%	149,384	1,426,000	9.55	8.6 Yrs	14,375,829	9,289,242
14	Maidenform, Inc.	Fayetteville	NC	1997	100.0%	148,000	396,000	2.68	3.0 Yrs	4,859,862	3,550,000
15	Fedex Ground Package System. Inc	Cudahy	WI	2001	100.0%	139,564	901,000	6.46	7.5 Yrs	9,355,200	2,426,648
16	Fedex Ground Package System. Inc	Wheeling	IL	2007	100.0%	123,000	1,386,000	11.27	7.4 Yrs	18,513,233	5,826,619
17	Federal Express Corporation	Richmond	VA	2001	100.0%	112,870	677,000	6.00	4.8 Yrs	7,596,570	2,850,560
18	Federal Express Corporation	Orlando	FL	2008	100.0%	110,638	646,000	5.84	7.9 Yrs	8,380,382	5,616,973
19	Fedex Ground Package System. Inc	Winston-Salem	NC	2002	100.0%	106,507	637,000	5.98	2.0 Yrs	6,650,918	3,643,913
20	Fedex Ground Package System. Inc	Cheektowaga	NY	2007	100.0%	104,981	962,000	9.16	9.7 Yrs	10,804,496	1,983,870
21	RPS Ground (FDX)	West Chester Twp	OH	2000	100.0%	103,818	499,000	4.81	3.7 Yrs	5,061,253	3,368,850
22	Pittsburgh Glass Works	O' Fallon	MO	1994	100.0%	102,135	449,000	4.40	2.5 Yrs	3,833,775	-
23	Vacant	Liberty	MO	1998	-	98,200	-	na	na	7,242,412	1,500,084
24	Federal Express Corporation	Jacksonville	FL	1999	100.0%	95,883	575,000	6.00	3.4 Yrs	6,072,830	3,185,941
25	Federal Express Corporation	Tampa	FL	2006	100.0%	95,662	572,000	5.98	7.8 Yrs	7,534,531	5,226,846
26	Fedex Ground Package System. Inc	El Paso	TX	2007	100.0%	91,854	668,000	7.27	5.8 Yrs	6,602,669	5,296,405
27	Fedex Ground Package System. Inc	Hanahan	SC	2005	100.0%	91,776	675,000	7.35	8.6 Yrs	7,606,562	2,658,472
28	National Oilwell	Houston	TX	2009	100.0%	91,295	721,000	7.90	12.8 Yrs	8,050,000	5,400,000
29	Fedex Ground Package System. Inc	Ft. Myers	FL	2003	100.0%	90,020	400,000	4.44	1.8 Yrs	4,451,044	2,488,122
30	Fedex Ground Package System. Inc	Cocoa	FL	2008	100.0%	89,101	739,000	8.29	6.9 Yrs	10,504,880	6,751,761
31	Joseph T. Ryerson	Elgin	IL	2002	100.0%	89,052	614,000	6.89	2.1 Yrs	6,809,488	3,110,549
32	Federal Express Corporation	Omaha	NE	1999	100.0%	88,140	535,000	6.07	3.8 Yrs	5,681,712	1,548,835
33	Federal Express Corporation	Bedford Heights	OH	2007	100.0%	84,600	456,000	5.39	3.7 Yrs	5,885,670	3,688,929
34	DHL	Roanoke	VA	2007	100.0%	83,000	606,000	7.30	6.9 Yrs	6,670,298	4,231,339
35	Fedex Ground Package System. Inc	Richfield	OH	2006	100.0%	79,485	645,000	8.11	6.8 Yrs	8,197,945	5,040,654
36	Federal Express Corporation	Schaumburg	IL	1997	100.0%	73,500	496,000	6.75	7.3 Yrs	4,905,958	927,680
37	Federal Express Corporation	Romulus	MI	1998	100.0%	72,000	450,000	6.25	1.4 Yrs	4,196,961	958,750
38	Fedex Ground Package System. Inc	Denver	CO	2005	100.0%	69,865	564,000	8.07	8.6 Yrs	6,348,816	2,725,255
39	Kellogg Sales Company	Tampa	FL	2007	100.0%	68,385	444,000	6.49	2.0 Yrs	5,551,794	3,411,068
40	Fedex Ground Package System. Inc	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	8.8 Yrs	7,188,640	2,920,441
41	Federal Express Corporation	Chattanooga	TN	2007	100.0%	67,775	370,000	5.46	2.8 Yrs	4,764,711	2,830,962
42	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	368,000	5.66	2.6 Yrs	4,728,374	3,041,630
43	Carrier Sales	Richmond	VA	2007	100.0%	60,000	396,000	6.60	1.4 Yrs	4,356,500	-
44	Federal Express Corporation	White Bear Lake	MN	2007	100.0%	59,425	433,000	7.29	1.3 Yrs	5,157,126	2,045,880
45	Macy's East, Inc.	Carlstadt	NJ	2007	100.0%	59,400	451,000	7.59	4.2 Yrs	4,839,501	2,621,782
46	Fedex Ground Package System. Inc	Augusta	GA	2005	100.0%	59,358	453,000	7.63	8.5 Yrs	5,320,993	1,933,781
47	Fedex Ground Package System. Inc	Huntsville	AL	2005	100.0%	56,698	278,000	4.90	4.7 Yrs	3,466,918	1,917,309
48	Keebler Company	Newington	CT	2001	100.0%	54,812	340,000	6.20	1.2 Yrs	3,376,486	1,393,963
49	Keebler Company	Orangeburg	NY	1993	100.0%	50,400	353,000	7.00	1.2 Yrs	3,694,326	-
50	Federal Express Corporation	Charlottesville	VA	1999	100.0%	49,900	368,000	7.37	0.7 Yrs	4,019,200	1,137,508
51	Various	Somerset	NJ	1970	100.0%	42,773	$463,000	$10.82	na	$1,357,497	-
52	Vacant	Greensboro	NC	1993	-	40,560	-	na	na	2,195,800	-
53	Coca Cola Enterprises, Inc.	Topeka	KS	2009	100.0%	40,000	332,000	8.30	11.8 Yrs	3,679,746	2,637,189
54	MagiKitch'n	Quakertown	PA	2007	100.0%	37,660	286,000	7.59	5.2 Yrs	2,820,000	2,437,500
55	Keystone Automotive	Urbandale	IA	1994	100.0%	36,150	129,000	3.57	7.3 Yrs	2,164,515	-
56	Federal Express Corporation	Richland	MS	1994	100.0%	36,000	140,000	3.89	4.2 Yrs	1,478,000	-
57	Federal Express Corporation	Punta Gorda	FL	2007	100.0%	34,624	304,000	8.78	7.5 Yrs	4,101,992	2,668,248
58	Federal Express Corporation	Lakeland	FL	2007	100.0%	31,096	165,000	5.31	2.9 Yrs	1,882,163	1,375,000
59	Federal Express Corporation	Augusta	GA	2007	100.0%	30,332	142,000	4.68	2.9 Yrs	1,780,943	1,125,000
60	Graybar Electric Company	Jackson	MS	1993	100.0%	26,340	109,000	4.14	9.6 Yrs	1,728,404	-
61	Sherwin-Williams Company	Burr Ridge	IL	1997	100.0%	12,477	161,000	12.90	4.8 Yrs	1,556,745	335,012
-	Land	Shelby County	TN	2007	na	na	-	na	na	11,065	-
	Total as of 12/31/09				**96.1%**	**6,673,588**	**$36,472,000**	**$5.69**	**5.2 Yrs**	**$420,799,438**	**$204,461,274**
	Acquisition Subsequent to 12/31/09										
62	Carrier Sales	Dallas	TX	2010	100.0%	184,317	1,518,000	8.24	9.0 Yrs	17,900,000	11,700,000
	Pro Forma Total				**96.2%**	**6,857,905**	**$37,990,000**	**$5.76**	**5.3 Yrs**	**$438,699,438**	**$216,161,274**

MREIC

Definitions

Investors and analysts following the real estate industry utilize funds from operations ("FFO"), net operating income ("NOI"), earnings before interest, taxes, depreciation and amortization ("EBITDA") and funds available for distribution ("FAD"), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by GAAP, is the most appropriate measure, it considers NOI, EBITDA, FFO and FAD, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. FAD provides a tool to further evaluate ability to fund dividends. In addition, NOI, EBITDA, FFO and FAD are commonly used in various ratios, pricing multiples and yields and returns and valuation calculations used to measure financial position, performance and value.

As used herein, the Company calculates **FFO** to be equal to net income applicable to common stockholders plus depreciation and amortization on real estate minus accumulated depreciation and amortization on real estate sold. FFO includes gains and losses realized on securities investments.

NOI is calculated as revenues of the Company, minus property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses. NOI includes NOI from discontinued operations. NOI excludes realized gains (losses) on securites transactions.

EBITDA is calculated as NOI minus general and administrative expenses. EBITDA includes EBITDA from discontinued operations. EBITDA excludes realized gains (losses) on securites transactions.

FAD is calculated as EBITDA minus GAAP interest expense, minus preferred stock dividends, minus capital expenditures and straight-line rents plus non-real estate amortization. FAD excludes realized gains (losses) on securites transactions.

NOI, EBITDA, FFO and FAD do not represent cash generated from operating activities in accordance with GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, EBITDA, FFO and FAD should not be considered as substitutes for net income applicable to common stockholders (calculated in accordance with GAAP) as a measure of results of operations or cash flows (calculated in accordance with GAAP) as a measure of liquidity. NOI, EBITDA, FFO and FAD as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.